                      SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934
                        (Amendment No. ____)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2)
[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c)  or

      Section 240.14a-12

              SOUTHWEST GEORGIA FINANCIAL CORPORATION
          -----------------------------------------------
          (Name of Registrant as Specified in Its Charter)

              SOUTHWEST GEORGIA FINANCIAL CORPORATION
            --------------------------------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),

      14a-6(i)(2) or 14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange

      Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          __________________________________________________

      2) Aggregate number of securities to which transaction applies:

          __________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________________________________

      4)  Proposed maximum aggregate value of transaction:
          __________________________________________________

      5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          __________________________________________________

      2)  Form, Schedule or Registration Statement No.:

          __________________________________________________

      3)  Filing Party:

          __________________________________________________

      4)  Date Filed:

          __________________________________________________

              SOUTHWEST GEORGIA FINANCIAL CORPORATION
                            P.O. BOX 849
                       201 FIRST STREET, S.E.
                      MOULTRIE, GEORGIA 31768

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON APRIL 18, 1995


     The annual meeting of shareholders of Southwest Georgia Financial Corporation ("the Company") will be held on Tuesday, April 18, 1995, at 4:30 P.M. at the Colquitt County Arts Center, 401 Seventh Avenue, S.W., Moultrie, Georgia, for the purposes of considering and voting upon:

        1. The election of eleven directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

        2. Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 6, 1995 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

     Also enclosed is the Company's 1994 Annual Report to
Shareholders, which contains financial data and other information about the Company.

                              By Order of the Board of Directors,


                             /s/ John H. Clark
                             JOHN H. CLARK
                             President

March 17, 1995

   PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE
ENCLOSED SELF-ADDRESSED ENVELOPE.

              SOUTHWEST GEORGIA FINANCIAL CORPORATION
                            P.O. BOX 849
                       201 FIRST STREET, S.E.
                      MOULTRIE, GEORGIA 31768

                          PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Southwest Georgia Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on April 18, 1995, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this
Proxy Statement,  will be paid by the Company.   Copies of
solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service.
In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on March 17, 1995.

     The record of shareholders entitled to vote at the Annual Meeting of Shareholders was taken as of the close of business on March 6, 1995. On that date, the Company had outstanding and entitled to vote 1,269,128 shares of Common Stock, par value $1.00 per share.

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption "Information about Nominees for Director."

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO ANY RECORD OR ANY BENEFICIAL OWNER OF ITS COMMON STOCK AS OF MARCH 6, 1995 WHO REQUESTS A COPY OF SUCH REPORT. ANY REQUEST FOR THE FORM 10-KSB REPORT SHOULD BE IN WRITING ADDRESSED TO:

                       MR. GEORGE R. KIRKLAND
                       SOUTHWEST GEORGIA FINANCIAL CORPORATION
                       P.O. BOX 849
                       MOULTRIE, GEORGIA 31776-0849

     IF THE PERSON REQUESTING THE REPORT WAS NOT A SHAREHOLDER OF RECORD ON MARCH 6, 1995, THE REQUEST MUST INCLUDE A REPRESENTATION THAT THE PERSON WAS A BENEFICIAL OWNER OF COMMON STOCK ON THAT DATE. COPIES OF ANY EXHIBITS TO THE FORM 10-KSB WILL ALSO BE FURNISHED ON REQUEST AND UPON THE PAYMENT OF THE COMPANY'S EXPENSE IN FURNISHING THE EXHIBITS.





              VOTING SECURITIES AND PRINCIPAL HOLDERS

     The following table sets forth as of January 1, 1995, beneficial ownership of the Company's Common Stock by each "person" (as that term is defined by the Securities and Exchange Commission) known by the Company to be the beneficial owner of more that 5% of the Company's voting securities and by all directors and officers of the Company as a group.

NAME AND ADDRESS OF                                    NUMBER OF SHARES
 BENEFICIAL OWNER                                      OWNED BENEFICIALLY                             PERCENT OF CLASS
-------------------                                    ------------------                             ----------------

Leo T. Barber, Jr.                                     242,249     (1,2)                                  19.09%
617 Third Street, S.W.
Moultrie, Georgia 31768

Albert W. Barber                                       227,799     (1,3)                                  17.95%
118 Dogwood Circle
P.O. Box 627
Moultrie, Georgia 31768

The Employee Stock Ownership Plan                      241,490                                            19.03%
and Trust of Southwest Georgia
Financial Corporation
201 First Street, S.E.
Moultrie, Georgia 31768

All Directors and Officers as a Group                  481,336                                             37.93%
(19 persons)
--------------------


(1) Includes 129,825 shares held by the Louise W. Barber Trust, of which Leo T. Barber, Jr. and Albert W. Barber are joint trustees. Also includes 62,420 shares held by the Estate of Leo T. Barber, Sr., of which Leo T. Barber, Jr. and Albert W. Barber serve as co-executors.

(2) Includes 3,000 shares held in the name of Mr. Leo T. Barber's wife.

(3)  Includes 1,300  shares held in the name of Mr. Albert W.
     Barber's wife.






                NOMINATION AND ELECTION OF DIRECTORS

     The bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors. The exact number of directors is currently set at eleven by Board resolution. The number of directors may be increased or decreased within the foregoing range from time to time by the Board of Directors or resolution of the shareholders. The terms of office for directors continue until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until earlier resignation, removal from office or death.

     Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the Proxy be voted for more than nine nominees. Management of the Company has no reason to believe that any nominee will not serve if elected. All the nominees are currently directors of the Company.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in the election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

     At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

              INFORMATION ABOUT NOMINEES FOR DIRECTOR

      The following information as of January 1, 1995, has been furnished by the respective nominees for Director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

                                                                                                       Number of Shares
                                                         Information                                  Owned Beneficially
Name (Age)                                               About Nominee                                (Percent of Class)
----------                                               -------------                                -------------------

John H. Clark (57)                            President and Director of Southwest                            35,159
                                              Georgia Bank (the "Bank") since 1978,                         (2.77%)
(1)
                                              Mr. Clark has served as President
                                              and Director of the Company since 1980.

Leo T. Barber, Jr. (72)                       A Director of the Bank since 1951 and of                     242,249
                                              the Company since 1981, Mr. Leo Barber is                   (19.09%) (2)
                                              Chairman of the Board of both the Bank and the
                                              Company.  He is Secretary and Treasurer of
                                              Barber Contracting Company, a general contracting
                                              company.  Also, he is President of South Georgia
                                              Investment Company, a property rental company.



Albert W. Barber (65)                         A Director of the Company and Bank since 1990,               227,779
                                              Mr. Albert Barber is President of Barber                     (17.95%)
(3)
                                              Contracting Company, a general contracting
                                              company.  Also, he is Vice President and Treasurer
                                              of South Georgia Investment Company, a property
                                              rental company.

Robert M. Duggan (63)                         A Director of the Bank since 1980 and of                      15,351
                                              the Company since 1981, Mr. Duggan is a                      (1.21%)
                                              retired President of Davis Gas Company
                                              and is currently self employed as a tree
                                              farmer.

E. J. McLean, Jr. (72)                        A Director of the Company since 1981 and of                   24,089
                                              the Bank since 1980, Mr. McLean is a retired                 (1.90%)
                                              Vice President and active consultant of McLean
                                              Engineering Company, Inc., a consulting
                                              engineering firm.

Glenn D. Moon (65)                            Senior Vice President and Trust Officer of the Bank           10,397*
                                              since 1986 and Senior Vice President of the
                                              Company since 1992.  Mr. Moon has served with
                                              Bank and the Company since 1982.  Mr. Moon is
                                              standing for election as Director of the Bank
                                              and the Company for the first time at the Company's
                                              1995 Annual Meeting.

Richard L. Moss (43)                          A Director of the Bank since 1980 and of the                   9,814*
                                              Company since 1981, Mr. Moss is
                                              President of Moss Farms.

Lee C. Redding (48)                           A Dentist and owner of a family dental practice                 5,968*
                                              since 1976.   Mr. Redding is standing for
                                              election as Director of the Bank and the
                                              Company for the first time at the Company's
                                              1995 Annual Meeting.

Roy Reeves (35)                               A Director of the Bank and the Company since                      13,201
                                              1991, Mr. Reeves is Secretary-Treasurer of                       (1.04%)
                                              Kelly-Reeves Furniture Company and managing
                                              partner with Reeves Properties, a property
                                              rental company.

Jack Short (72)                               A Director of the Bank since 1975 and of the                     13,814
                                              Company since 1981, Mr. Short is Vice Chairman                   (1.09%)
                                              of the Board of both the Bank and the Company.
                                              Also, he is a Partner in the law firm of Short
                                              and Fowler.







Johnny R. Slocumb (42)                        A Director of the Bank and the Company since                     12,889
                                              1991, Mr. Slocumb is owner of the Slocumb                        (1.02%)
                                              Company, a company which offers real estate
                                              and insurance services.

     -------------------
     * Less than one percent (1%)

(1) Includes 19,322 shares allocated to the account of Mr. Clark in the Employee Stock Ownership Plan and Trust, over which shares Mr. Clark exercises voting power.

(2) Includes 129,825 shares owned of record by the Louise W. Barber Trust, of which Mr. Leo T. Barber is co-trustee, 62,420 shares owned of record by the Estate of Leo T. Barber, Sr., of which Mr. Barber is co-executor, and 3,000 shares owned of record by Mr. Barber's wife.

(3) Includes 129,825 shares owned of record by the Louise W. Barber Trust, of which Mr. Albert Barber is co-trustee, 62,420 shares owned by the Estate of Leo T. Barber, Sr., of which Mr. Barber is co-executor, and 1,300 shares owned of record by Mr. Barber's wife.


         There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries with the exception of two directors, Leo T.
Barber, Jr. and Albert W. Barber, who are brothers.



                       EXECUTIVE COMPENSATION

     The Company did not pay any remuneration to its officers during the year ended December 31, 1994. The following table sets forth the annual and other compensation paid or accrued for each of the last three fiscal years for John H. Clark, who is the President
and Director of the Company and the Bank.   No other executive
officers of the Company were paid $100,000 or more in salary, bonus and directors' fees during 1994.


SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL                                              ANNUAL COMPENSATION                        ALL OTHER
                                                   ------------------------------------------------
POSITION DURING 1994                               YEAR        SALARY          BONUS          OTHER       COMPENSATION
--------------------                               ----        ------          ----           -----       ------------

John H. Clark                                      1994        139,400         36,000         1,800 (1)    27,151 (2)
 President of the Company and the Bank             1993        133,508         36,000         1,800 (1)    28,351
                                                   1992        125,900         50,000           900 (1)    23,175


(1) Amount represents fair market value of discount on stock purchased under a Company compensation plan.

(2) Amount includes Bank's contributions to defined contribution plan of $25,801 and premiums for group term life insurance of $1,350.

     The Company has never granted restricted stock, options, stock appreciation rights or similar awards to any of its present or past executive officers.







COMPENSATION OF DIRECTORS

     COMPENSATION. The Board of Directors of the Bank consists of the same members as the Board of Directors of the Company. In 1994, the Chairman, Vice Chairman and each Director of the Bank received an annual fee of $6,000, $4,200, and $2,400, respectively, and $100 per Bank's Board meeting attended. Also, each Director of the Bank received $50 per Bank's Board committee meeting attended. The Directors of the Company are not compensated for membership on the Company's Board of Directors.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN
CONTROL ARRANGEMENTS

     On November 21, 1989, the Company entered into an employment agreement (the "Agreement") with John H. Clark, employing Mr. Clark as Chief Executive Officer until ten (10) years after the date of the Agreement (the "Term") or until the Agreement is earlier
terminated.   Under the Agreement the Board of Directors of the
Bank or Company has discretion to determine Mr. Clark's compensation and benefits, including disability insurance, medical insurance and life insurance, subject to certain parameters set forth in the Agreement.

     Mr. Clark's employment may be terminated for cause if Mr. Clark violates or breaches any material term of the Agreement,
habitually neglects his duties or is convicted of a felony.   If
Mr. Clark is terminated for cause, the Bank and the Company will have no further financial obligation to Mr. Clark.

     If Mr. Clark's employment terminates for any reason, Mr. Clark agrees not to provide banking services or solicit certain bank customers within certain geographical limits within five years of
such termination.   In consideration for such non-compete agreement
and services rendered, if Mr. Clark's employment is terminated without cause prior to the end of the Term, Mr. Clark will receive a termination payment annually during the remainder of the Term. The amount of such annual payment will depend upon the year of termination, and can vary from an annual payment of $105,000 for the remaining five years of the Term to a single payment of $125,000 if Mr. Clark were terminated during the last year of the Term.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank from time to time has had, and expects to have in the future, banking transactions in the ordinary course of business with officers and directors of the Company and their related interests, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held 12 regular meetings and one special meeting during 1994. All of the directors attended at least seventy-five percent (75%) of the Board and committee meetings held during their tenure as directors except Richard L. Moss, who attended fifty-eight percent (58%).

     The Company has a personnel committee of the Board of Directors. This committee is composed of three members, John H.
Clark, Leo T. Barber, Jr., and Jack Short. The committee, which recommends compensation levels for the Bank's employees, held three meetings during 1994. The Company has no standing audit or nominating committee of the Board of Directors or committee performing similar functions.


          INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

     Draffin & Tucker was the principal independent public accountant for the Company during the year ended December 31, 1994. Representatives of Draffin & Tucker are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company anticipates that Draffin & Tucker will be the Company's accountants for the current fiscal year.


                       SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received by November 13, 1995, in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting.


           OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.

                                 By order of the Board of Directors,


                                  /s/ John H. Clark
                                  John H. Clark
                                  President
March 17, 1995


                             COMMON STOCK
                                  OF
                SOUTHWEST GEORGIA FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoint(s) E. J. McLean, Jr. and John J. Cole, Jr., or either of them with power of substitution to each, as Proxies of the undersigned to vote the Common stock of the undersigned at the Annual Meeting of Shareholders of SOUTHWEST GEORGIA FINANCIAL CORPORATION (the "Company") to be held on April 18, 1995, and any adjournment thereof.

1.   ELECTION OF DIRECTORS (Please check EITHER A OR B)

     A. _____ I (we) GRANT AUTHORITY TO VOTE FOR ALL NOMINEES for director listed below EXCEPT as marked to the contrary in the space provided:

               Albert W. Barber; Leo T. Barber, Jr.; John H. Clark; Robert M. Duggan; E. J. McLean, Jr.; Glenn D. Moon; Richard L. Moss; Lee C. Redding; Roy Reeves; Jack
               Short; and Johnny R. Slocumb.

               INSTRUCTIONS: To withhold authority to vote for any of the individual nominees listed above, write the name(s) of the nominee(s) on the lines provided below.

               -----------------------------------------------------
               -----------------------------------------------------

     B.  _____ I (we) WITHHOLD AUTHORITY TO VOTE FOR ALL OF THE
               NOMINEES LISTED ABOVE.

         THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND ACCOMPANYING PROXY STATEMNET AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

2.   OTHER MATTERS TO COME BEFORE THE MEETING

     I (we) grant the Proxies authority to vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting.

                              X_________________________________
                              X_________________________________
                              Please sign this Proxy exacely as
                              name appears at left.  In the case
                              of joint tenants, each joint owner
                              must sign.  NOTE:  When signing as an
                              attorney, trustee, administrator or
                              guardian, please give your title as
                              such.

                              Date Signed:________________________